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                                                                      EXHIBIT 21

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                                                              JURISDICTION OF INCORPORATION
                            NAME                                     OR ORGANIZATION
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
183 Hotel Associates, Ltd.                                   Texas
2780 Atlanta Limited Partnership                             Texas
2929 Williams Limited Liability Company                      Delaware
3100 Glendale Joint Venture                                  Ohio
339742 B.C. Ltd.                                             British Columbia, Canada
339743 B.C. Ltd.                                             British Columbia, Canada
455 Meadowlands Associates, Ltd                              Texas
AGH 2780 Atlanta LLC                                         Delaware
AGH 75 Arlington Heights LLC                                 Delaware
AGH DFW South LLC                                            Delaware
AGH GP, Inc.                                                 Nevada
AGH LP, Inc.                                                 Nevada
AGH O'Hare Limited Partnership                               Illinois
AGH O'Hare LLC                                               Delaware
AGH Portland/Shelton LLC                                     Delaware
AGH PSS I, Inc.                                              Delaware
AGH Secaucus LLC                                             Delaware
AGH UPREIT LLC                                               Delaware
BA Parkway Associates II, L.P.                               Delaware
Ballston Parking Associates                                  Virginia
BCHI Acquisition, LLC                                        Delaware
Boykin Kansas City, L.L.C.                                   Ohio
BoyStar Ventures, L.P.                                       Ohio
CapStar Albuquerque Company, L.L.C.                          Delaware
CapStar AP Partners, L.P.                                    Delaware
CapStar Austin, Inc.                                         Delaware
CapStar BK Company, L.L.C.                                   Delaware
CapStar C.S. Company, L.L.C.                                 Delaware
CapStar California Beverage Corporation                      California
CapStar Cathedral City Company, L.L.C.                       Delaware
CapStar Cherry Hill Company, L.L.C.                          Delaware
CapStar Chicago Company, L.L.C.                              Delaware
CapStar Columbia Company, L.L.C.                             Maryland
CapStar Cross Keys Company, L.L.C.                           Maryland
CapStar Dallas Beverage Corporation                          Texas
CapStar Dallas Partners, L.P.                                Delaware
CapStar Detroit Airport Company, L.L.C.                      Delaware
CapStar Englewood Company, L.L.C.                            Delaware
CapStar Forrestal Company, L.L.C.                            New Jersey
CapStar Frazer Company, L.L.C.                               Delaware
CapStar General Corp.                                        Delaware
CapStar Georgetown Company, L.L.C.                           Delaware
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
CapStar Hallmark Company, L.L.C.                             Missouri
CapStar Hartford Company, L.L.C.                             Connecticut
CapStar HGI Company, L.L.C.                                  Delaware
CapStar Hotel (Burnaby) Inc.                                 British Columbia, Canada
CapStar Hotel (Calgary Airport) Inc.                         Alberta, Canada
CapStar Hotel (Surrey) Inc.                                  British Columbia, Canada
CapStar Hotel (Vancouver) Inc.                               British Columbia, Canada
CapStar Houston SW Partners, L.P.                            Delaware
CapStar Indianapolis Company, L.L.C.                         Delaware
CapStar Jekyll Company, L.L.C.                               Delaware
CapStar KC Company, L.L.C.                                   Delaware
CapStar Lafayette Company, L.L.C.                            Delaware
CapStar LAJV Company, L.L.C.                                 Delaware
CapStar Lexington Company, L.L.C.                            Delaware
CapStar Lexington, Inc.                                      Delaware
CapStar Limited Corp.                                        Delaware
CapStar Louisville Company, L.L.C.                           Delaware
CapStar LP Corporation                                       Delaware
CapStar Management Company II, L.P.                          Delaware
CapStar Management Company, L.P.                             Delaware
CapStar Medallion Austin Partners, L.P.                      Delaware
CapStar Medallion Dallas Partners, L.P.                      Delaware
CapStar Medallion Houston Partners, L.P.                     Delaware
CapStar Mesa Company, L.L.C.                                 Delaware
CapStar Metro Beverage Corporation                           Texas
CapStar Midland Partners, L.P.                               Delaware
CapStar Mockingbird Partners, L.P.                           Delaware
CapStar Morristown Company, L.L.C.                           Delaware
CapStar National Airport Company, L.L.C.                     Delaware
CapStar New Mexico Beverage Corporation                      New Mexico
CapStar New Orleans Company, L.L.C.                          Louisiana
CapStar Oklahoma City Company, L.L.C.                        Delaware
CapStar PA, Inc.                                             Delaware
CapStar Pontch Company, L.L.C.                               Michigan
CapStar Roland Park Company, L.L.C.                          Maryland
CapStar Sacramento Company, L.L.C.                           Delaware
CapStar San Francisco Company, L.L.C.                        Delaware
CapStar San Pedro Company, L.L.C.                            Delaware
CapStar Santa Barbara Company, L.L.C.                        Delaware
CapStar St. Louis Company, L.L.C.                            Delaware
CapStar TF Company, L.L.C.                                   Delaware
CapStar Tucson Company, L.L.C.                               Delaware
CapStar Washington Company, L.L.C.                           Delaware
CapStar Westchase Acquisition Corp.                          Delaware
CapStar Westchase Partners, L.P.                             Delaware
CapStar Windsor Locks Company, L.L.C                         Delaware
CapStar Winston Beverage Corporation                         Texas
CapStar Wyandotte Company, L.L.C.                            Missouri
CapStar York Company, L.L.C.                                 Delaware
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
Centennial Hotel Ltd.                                        British Columbia, Canada
CMC Airport, Inc.                                            New York
DFW South I Limited Partnership                              Texas
EquiStar Acquisition Corporation                             Delaware
EquiStar Arlington Partners, L.P.                            Delaware
EquiStar Atlanta Company, L.L.C.                             Delaware
EquiStar Atlanta GP Company, L.L.C.                          Delaware
EquiStar Atlanta LP Company, L.L.C.                          Delaware
EquiStar Ballston Company, L.L.C.                            Delaware
EquiStar Bellevue Company, L.L.C.                            Delaware
EquiStar Charlotte Company, L.L.C.                           Delaware
EquiStar Cleveland Company, L.L.C.                           Delaware
EquiStar Colorado Company, L.L.C.                            Delaware
EquiStar Irvine Company, L.L.C.                              Delaware
EquiStar Latham Company, L.L.C.                              Delaware
EquiStar Salt Lake Company, L.L.C.                           Delaware
EquiStar Schaumburg Beverage Corporation                     Illinois
EquiStar Schaumburg Company, L.L.C.                          Delaware
EquiStar Somerset Company, L.L.C.                            Delaware
EquiStar Texas Beverage Corporation                          Texas
EquiStar Virginia Company, L.L.C.                            Delaware
Lepercq Atlanta Renaissance Partners, L.P.                   Delaware
Madison Motel Associates                                     Wisconsin
Madison Washington Associates                                Wisconsin
MCV Venture, L.L.C.                                          Kentucky
MDV Limited Partnership                                      Texas
MeriStar Acquisition Company, L.L.C.                         Delaware
MeriStar Austin SPE Corp.                                    Delaware
MeriStar Austin SPE, L.L.C.                                  Delaware
MeriStar Hospitality Corporation                             Maryland
MeriStar Hospitality Operating Partnership, L.P.             Delaware
MeriStar Hotel (Burnaby), L.L.C.                             British Columbia, Canada
MeriStar Hotel (Calgary Airport), L.L.C.                     Alberta, Canada
MeriStar Hotel (Surrey), L.L.C.                              British Columbia, Canada
MeriStar Hotel (Vancouver), L.L.C.                           British Columbia, Canada
MeriStar LAX Company, L.L.C.                                 Delaware
MeriStar Lexington SPE Corp.                                 Delaware
MeriStar Lexington SPE, L.L.C.                               Delaware
MeriStar LP, Inc.                                            Delaware
MeriStar Marco Island Company, L.L.C.                        Delaware
MeriStar PA SPE Corp.                                        Delaware
MeriStar PA SPE, L.L.C.                                      Delaware
MeriStar Plantation Shopping Center Company, L.L.C.          Delaware
MeriStar Safety Harbor Company, L.L.C.                       Delaware
MeriStar Sanibel Beach Company, L.L.C.                       Delaware
MeriStar Sanibel Golf Company, L.L.C.                        Delaware
MeriStar Sanibel Inn Company, L.L.C.                         Delaware
MeriStar Seaside Inn Company, L.L.C.                         Delaware
MeriStar Secured Holdings I, L.L.C.                          Delaware
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
MeriStar Secured Holdings, L.L.C.                            Delaware
MeriStar Shirley's Parcel Company, L.L.C.                    Delaware
MeriStar Song of the Sea Company, L.L.C.                     Delaware
MeriStar South Seas Company, Inc.                            Florida
MeriStar SPE Corp.                                           Delaware
MeriStar SPE, L.L.C.                                         Delaware
MeriStar SS Plantation Company, L.L.C.                       Delaware
MeriStar Sundial Beach Company, L.L.C.                       Delaware
Metrotown Overseas Holdings, Inc.                            British Columbia, Canada
Mt. Arlington New Jersey, LLC                                Delaware
Portland/Shelton Corp.                                       Delaware
Portland/Shelton LLC                                         Delaware
Richmond Williamsburg Associates, Ltd.                       Texas
Westchase SPE, Corp.                                         Delaware
Westchase SPE, L.L.C.                                        Delaware
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